EXHIBIT 10.32

*** INDICATES ONE PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

Amendment No. 2 to the

Research Collaboration and License Agreement

This Amendment No. 2 to the Research Collaboration and License Agreement (this “Amendment”), effective as of July 27, 2015 (the “Amendment Effective Date”), is made by and between UCB Pharma S.A., a Belgium corporation (“UCB”), and Five Prime Therapeutics, Inc., a Delaware corporation (“FivePrime”).

Recitals:

WHEREAS, FivePrime and UCB are parties to the Research Collaboration and License Agreement, effective as of March 14, 2013, as amended on June 5, 2014 (the “Agreement”), under which UCB and FivePrime entered into a research collaboration to use FivePrime’s proprietary technology to identify and advance targets involved in fibrosis and central nervous system diseases;

WHEREAS, pursuant to Section 14.7 of the Agreement, the Agreement may be amended only by a written instrument duly executed by authorized representatives of both UCB and FivePrime; and

WHEREAS, UCB and FivePrime desire to amend the Agreement as set forth in this Amendment.

Now, Therefore, in consideration of the foregoing premises and the mutual covenants contained in this Amendment, the receipt and sufficiency of which are hereby acknowledged, FivePrime and UCB hereby agree as follows:

1.Defined Terms.  Capitalized terms used in this Amendment and not defined herein shall have the respective meanings set forth in the Agreement.

2.Research Plan Addendum.  The Research Plan attached as Exhibit A to the Agreement is hereby amended to add the text set forth in Exhibit A to this Amendment to the bottom of the section of the Research Plan titled “***.”

3.Miscellaneous Provisions; Incorporation by Reference.

3.1.Entire Agreement.  The Agreement as amended by this Amendment constitutes the entire understanding of UCB and FivePrime with respect to the subject matter thereof and supersedes and cancels all other previous express or implied agreements.

3.2.Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws.  The Parties expressly exclude the applicability of the United Nations convention on contracts for the international sale of goods.

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*** INDICATES ONE PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

3.3.Counterparts.  The Parties may execute this Amendment in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement shall be deemed effective upon the exchange by the Parties of PDF copies of signed originals.

3.4.Modification.  This Amendment may not be modified or amended in any way unless done so in accordance with Section 14.7 of the Agreement.

3.5.Full Force and Effect of Agreement.  This Amendment is effective as of the Amendment Effective Date.  Except as expressly set forth in this Amendment, the Agreement shall remain in full force and effect except that reference to the “Agreement” or words of like import in the Agreement will mean and will be a reference to the Agreement as amended by this Amendment.

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*** INDICATES ONE PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL

IN WITNESS WHEREOF, FivePrime and UCB have executed this Amendment as of the Amendment Effective Date.

UCB Pharma S.A. By: /s/ Mark Bodmer Name: Dr. Mark Bodmer Title: BP, NewMedicines Therapeutics	Five Prime Therapeutics, Inc. By: /s/ Lewis T. Williams Lewis T. Williams President and Chief Executive Officer
UCB Pharma S.A. By: /s/ Ray Jupp Name: Dr. Ray Jupp Title: VP, Immunology Research

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CONFIDENTIAL

Exhibit A

Research Plan Addendum

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*** INDICATES ONE PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.